Exhibit 10.3

AMENDMENT TO VOTING AGREEMENT

This Amendment to Voting Agreement is made and entered into as of February 28, 2006 (the “Amendment”) by and among Sentinel Technologies, Inc., a Delaware corporation (“STI”); Sentinel Operating, L.P., a Texas limited partnership (“Sentinel”); Tidel Technologies, Inc., a Delaware corporation (the “Company”); and Laurus Master Fund, Ltd., a Cayman Island company (the “Stockholder”).

Reference is made to the Voting Agreement dated as of January 12, 2006 (the “Agreement”) among the parties hereto. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

The parties hereto agree that the Agreement be and hereby is amended as follows:

Section 1.1 of the Agreement is amended by deleting the date “March 31, 2006” for the definition of “Termination Date” in the introductory sentence thereof and inserting in lieu thereof the date “May 31, 2006”.

Section 1.2(a) of the Agreement is amended by deleting the date “January 13, 2006” and inserting in lieu thereof the date “April 21, 2006”.

Except as specifically amended hereby, the Agreement shall remain in full force and effect and hereby is ratified and confirmed as so amended. This Amendment shall not constitute a novation, satisfaction and accord, cure, release or satisfaction of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement as amended by this Amendment, as though such terms and conditions were set forth herein and therein in full. Each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment.

This Amendment shall be governed by and construed and interpreted in accordance with the choice of law provisions set forth in, and shall be subject to the notice provisions of, the Agreement.

This Amendment may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one Amendment.

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IN WITNESS WHEREOF, STI, Sentinel, the Company, and the Stockholder have caused this Amendment to Voting Agreement to be executed as of the date first written above.

SENTINEL TECHNOLOGIES, INC.

/s/ Raymond P. Landry
By: Raymond P. Landry
Title: Chief Executive Officer

SENTINEL OPERATING, L.P.

	By:	Sentinel Cash Systems, L.L.C.,
its general partner

/s/ Raymond P. Landry
By: Raymond P. Landry
Title: President

TIDEL TECHNOLOGIES, INC.

/s/ Mark K. Levenick
By: Mark K. Levenick
Title: Interim Chief Executive Officer

LAURUS MASTER FUND, LTD.

/s/ David Grin
By:	/s/ David Grin
Title:	Director